Bluerock Total Income+ Real Estate Fund

PORTFOLIO OF INVESTMENTS

June 30, 2021 (Unaudited)

Security	Shares	Value
PRIVATE REAL ESTATE SECURITIES (85.58%)(a)
Apartments (4.12%)
Clarion Gables Multifamily Trust	47,284	$62,453,873
Sentinel Real Estate Fund	490	48,403,803
		110,857,676
Diversified (52.42%)
AEW Core Property Trust	9,521	10,049,275
Ares Real Estate Enhanced Income Fund	N/A	86,744,410
Bain Capital Real Estate Fund I	N/A	58,471,672
Blackstone Property Partners	47,203	69,591,697
Bridge Debt Strategies Fund III, LP	N/A	86,072,088
Brookfield Premier Real Estate Partners	191,726	268,397,827
Carlyle Property Investors	67,682	102,336,917
CBRE U.S. Core Partners, LP	31,687,739	48,178,027
Clarion Lion Properties Fund	79,857	129,188,003
Harrison Street Core Property Fund	35,400	51,359,693
Invesco Core Real Estate Fund	153	29,228,861
Invesco U.S. Income Fund LP	57,062	86,561,926
Morgan Stanley Prime Property Fund LLC	10,069	193,809,060
PGIM PRISA III	35,803	84,897,154
Principal Enhanced Property Fund LP	4,517,118	60,113,443
RREEF America REIT II, Inc.	42,216	5,487,213
Stockbridge Smart Markets Fund	10,937	18,409,034
Stockbridge Value Fund II	N/A	2,198,170
UBS Trumbull Property G&I Fund	675	18,303,890
		1,409,398,360
Industrial (25.47%)
Black Creek Industrial Fund	56,533	116,619,223
Clarion Lion Industrial Trust	57,344	147,559,741
Prologis Targeted U.S. Logistics	131,406	295,899,826
RREEF Core Plus Industrial Fund LP	769,235	124,599,714
		684,678,504
Life Science (3.58%)
Blackstone BioMed Life Science Real Estate LP	N/A	70,627,055
IQHQ, Inc.(b)	1,505,117	25,647,194
		96,274,249
TOTAL PRIVATE REAL ESTATE SECURITIES (Cost $1,955,024,905)		2,301,208,789

Security	Principal	Value
REAL ESTATE DEBT SECURITIES (9.08%)
Boston Properties LP, 2.900%, 3/15/2030	1,026,000	1,065,378
Care Capital Properties, 5.125%, 8/15/2026	427,000	480,268
EPR Properties, 4.500%, 6/01/2027	959,000	1,022,497
FREMF 2018-K82 Mortgage Trust, Class X2A, IO, 0.100%, 9/25/2028(b)	1,072,914,591	6,303,373
FREMF 2018-K82 Mortgage Trust, Class D, 0.000%, 10/25/2028(b)	100,392,906	52,309,323
FREMF 2018-K82 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2028(b)	262,694,906	1,608,218
FREMF 2019-K101 Mortgage Trust, Class X2A, IO, 0.100%, 10/25/2029(b)	1,186,332,198	7,839,283
FREMF 2019-K101 Mortgage Trust, Class D, 0.000%, 1/25/2030(b)	109,477,635	51,396,903

Security	Principal	Value
FREMF 2019-K101 Mortgage Trust, Class X2B, IO, 0.100%, 1/25/2030(b)	$270,043,635	$1,872,213
FREMF 2019-K91 Mortgage Trust, Class X2A, IO, 0.100%, 3/25/2029(b)	1,132,435,920	7,049,414
FREMF 2019-K91 Mortgage Trust, Class D, 0.000%, 10/25/2029(b)	103,857,565	49,922,150
FREMF 2019-K91 Mortgage Trust, Class X2B, IO, 0.100%, 10/25/2029(b)	247,526,565	1,638,873
FREMF 2019-KC03 Mortgage Trust, Class C, 4.365%, 1/25/2026(b)	58,088,000	48,316,262
Hospitality Properties HPT, 4.350%, 10/01/2024	978,000	984,846
MPT Operating Partnership LP / MPT Finance Corp., 5.250%, 8/01/2026	1,030,000	1,060,900
MPT Operating Partnership LP / MPT Finance Corp., 4.625%, 8/01/2029	987,000	1,056,544
Public Storage, 2.370%, 9/15/2022	968,000	989,825
Realty Income Corp., 4.650%, 8/01/2023	911,000	979,448
Simon Property Group LP, 3.375%, 10/01/2024	911,000	980,131
Simon Property Group LP, 3.300%, 1/15/2026	738,000	802,258
Simon Property Group LP, 2.650%, 7/15/2030	998,000	1,033,675
Spirit Realty LP, 2.100%, 3/15/2028	819,000	815,608
Spirit Realty LP, 3.200%, 2/15/2031	1,026,000	1,069,287
Ventas Realty LP, 3.250%, 10/15/2026	731,000	792,338
VEREIT Operating Partnership LP, 3.400%, 1/15/2028	863,000	938,531
Welltower, Inc., 3.625%, 3/15/2024	923,000	989,612
Welltower, Inc., 4.250%, 4/15/2028	704,000	807,009
TOTAL REAL ESTATE DEBT SECURITIES (Cost $247,708,546)		244,124,167

Security	Shares	Value
PUBLIC EQUITY REAL ESTATE SECURITIES (2.55%)
Public Non-Traded Real Estate Investment Trusts (0.02%)
Diversified (0.02%)
Highlands REIT, Inc.(c)(d)	140,161	37,843
Inventrust Properties Corp.(d)	140,161	387,937
Total Public Non-Traded Real Estate Investment Trusts (Cost $501,927)		425,780

Publicly Traded Real Estate Investment Trusts (2.00%)
Apartments (0.06%)
Apartment Income REIT Corp.	11,734	556,544
AvalonBay Communities, Inc.	2,123	443,049
Mid-America Apartment Communities, Inc.	2,714	457,092
		1,456,685
Communications (0.20%)
American Tower Corp.	5,215	1,408,780
Crown Castle International Corp.	20,834	4,064,714
		5,473,494
Data Centers (0.36%)
CoreSite Realty Corp.	17,626	2,372,460
CyrusOne, Inc.	19,298	1,380,193
Equinix, Inc.	7,367	5,912,754
		9,665,407
Diversified (0.13%)
Howard Hughes Corp.(c)	16,760	1,633,430
Safehold, Inc.	22,548	1,770,018
		3,403,448
Gaming (0.07%)
VICI Properties, Inc.	66,940	2,076,478
		2,076,478
Healthcare (0.03%)
Medical Properties Trust, Inc.	15,031	302,123

Security	Shares	Value
Healthcare (continued)
Welltower, Inc.	5,438	$451,898
		754,021
Hotels (0.32%)
Apple Hospitality REIT, Inc.	165,229	2,521,395
MGM Growth Properties LLC, Class A	33,325	1,220,362
Park Hotels & Resorts, Inc.	125,048	2,577,239
Ryman Hospitality Properties, Inc.	29,422	2,323,161
		8,642,157
Industrial (0.38%)
Americold Realty Trust	198	7,494
EastGroup Properties, Inc.	12,646	2,079,635
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	29,012	1,629,024
Prologis, Inc.	37,913	4,531,740
Rexford Industrial Realty, Inc.	32,360	1,842,902
		10,090,795
Regional Malls (0.02%)
Simon Property Group, Inc.	5,524	720,772
		720,772
Self-Storage (0.36%)
CubeSmart	45,655	2,114,740
Extra Space Storage, Inc.	25,825	4,230,652
Life Storage, Inc.	30,444	3,268,163
		9,613,555
Single Tenant (0.05%)
Agree Realty Corp.	8,250	581,543
Essential Properties Realty Trust, Inc.	25,831	698,470
		1,280,013
Single-Family Rental (0.02%)
American Homes 4 Rent, Class A	11,850	460,373
		460,373
Total Publicly Traded Real Estate Investment Trusts (Cost $42,387,697)		53,637,198

Preferred Real Estate Securities (0.53%)
Apartments (0.05%)
American Homes 4 Rent, Series G, 5.875%	47,650	1,230,323
		1,230,323
Data Center (0.09%)
Digital Realty Trust, Inc., Series L, 5.200%	40,712	1,147,264
Digital Realty Trust, Inc., Series J, 5.250%	45,347	1,179,022
		2,326,286
Diversified (0.10%)
DigitalBridge Group, Inc., Series J 7.125%	47,816	1,253,257
EPR Properties, Series G, 5.750%	51,384	1,321,597
		2,574,854
Industrial (0.13%)
PS Business Parks, Inc., Series Z, 4.875%	30,220	840,116
PS Business Parks, Inc., Series X, 5.250%	30,625	813,706
PS Business Parks, Inc., Series W, 5.200%	30,900	787,641
Rexford Industrial Realty, Inc., Series A, 5.875%	23,744	597,876
Rexford Industrial Realty, Inc., Series B, 5.875%	23,159	621,124
		3,660,463

Security	Shares	Value
Shopping Center (0.04%)
Kimco Realty Corp., Series L, 5.125%	45,275	$1,173,981
		1,173,981
Single Tenant (0.05%)
Spirit Realty Capital, Inc., Series A, 6.000%	47,001	1,231,426
		1,231,426
Storage (0.07%)
National Storage Affiliates Trust, Series A, 6.000%	45,125	1,218,375
Public Storage, Series G, 5.050%	30,549	808,938
		2,027,313
Total Preferred Real Estate Securities (Cost $13,105,018)		14,224,646

TOTAL PUBLIC EQUITY REAL ESTATE SECURITIES (Cost $55,994,642)		68,287,624

SHORT TERM INVESTMENTS (2.12%)
Fidelity Investments Money Market Funds - Government Portfolio - Class I, 0.010%(e) (Cost $56,957,181)	56,957,181	56,957,181

TOTAL INVESTMENTS (99.33%) (Cost $2,315,685,274)		$2,670,577,761
Other Assets In Excess Of Liabilities (0.67%)		17,901,232
NET ASSETS (100.00%)		$2,688,478,993

Common Abbreviations
IO - Interest Only Security
PO - Principal Only Security

(a)	All or a portion of these securities are segregated as collateral for the Line of Credit as of June 30, 2021.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2021, the aggregate market value of those securities was $253,903,206, representing 9.44% of net assets.
(c)	Non-income producing security.
(d)	Fair value estimated using fair valuation procedures adopted by the Board of Trustees. Total value of such securities is $425,780, representing 0.02% of net assets.
(e)	The rate shown is the 7-day effective yield as of June 30, 2021.

See Notes to Quarterly Portfolio of Investments.

Commitments – As of June 30, 2021, the Fund had unfunded commitments and/or contingencies for the below listed Private Real Estate Securities:

Security	Value	Unfunded Commitments	Redemption Frequency	Redemption Notice (Days)
AEW Core Property Trust	$10,049,275		Quarterly	45
Ares Enhanced Income Fund	86,744,410	33,551,805	Quarterly	90
Bain Capital Real Estate Fund I	58,471,672	40,746,163	None	None
Black Creek Industrial	116,619,223		Quarterly	90
Blackstone Property Partners	69,591,697		Quarterly	90
Blackstone BioMed Life Science Real Estate LP	70,627,055	16,104,575	Annual	180
Bridge Debt Strategies Fund III, LP	86,072,088	5,574,061	None	None
Brookfield Premier Real Estate Partners	268,397,827		Quarterly	90
Carlyle Property Investors	102,336,917	110,000,000	Quarterly	90
CBRE U.S. Core Partners	48,178,027		Quarterly	60
Clarion Gables Multifamily Trust	62,453,873		Quarterly	90
Clarion Lion Industrial Trust	147,559,741		Quarterly	90
Clarion Lion Properties Fund	129,188,003		Quarterly	90
Harrison Street Core Property Fund	51,359,693		Quarterly	45
Invesco Core Real Estate Fund	29,228,861		Quarterly	45
Invesco U.S. Income Fund LP	86,561,926	45,000,000	Quarterly	45
IQHQ, Inc.	25,647,194	75,000,007	None	None
Morgan Stanley Prime Property Fund LLC	193,809,060		Quarterly	90
PGIM PRISA III	84,897,154	81,309,909	Quarterly	90
Principal Enhanced Property Fund LP	60,113,443		Quarterly	90
Prologis Targeted US Logistics	295,899,826		Quarterly	90
Realterm Logistics	-	100,000,000	Quarterly	90
RREEF America REIT II, Inc.	5,487,213		Quarterly	45
RREEF Core Plus Industrial Fund LP	124,599,714		Quarterly	60
Sentinel Real Estate Fund	48,403,803	30,000,000	Daily	*
Stockbridge Smart Markets Fund	18,409,034		Quarterly	45
Stockbridge Value Fund II	2,198,170	511,701	None	None
UBS Trumbull Property G&I Fund	18,303,890		Quarterly	60
	$2,301,208,789	$537,798,221

*	Written notice required for redemption, no minimum timeline required.

Typically, when the Fund invests in a Private Fund, it makes a binding commitment to invest a specified amount of capital in the applicable Private Fund. The capital commitment may be drawn by the general partner of the Private Fund either all at once, or over time through a series of capital calls at the discretion of the general partner. As such, the Unfunded Commitments column above reflects the remaining amount of the Fund’s commitments to be called by the general partner of the Private Fund. Further, the organizational documents of the Private Funds in which the Fund invests typically have set redemption schedules and notification requirements. As such, the Redemption Frequency column above reflects the frequency in which the Private Fund accepts redemption requests and the Redemption Notice column reflects the number of days of advanced notice required. While redemptions can be requested at the frequency listed above, there is no guarantee the Fund will be paid all or any of the redemption amount at the time requested

Bluerock Total Income+ Real Estate Fund

Notes to Quarterly Portfolio of Investments

June 30, 2021 (Unaudited)

1. Organization

Bluerock Total Income+ Real Estate Fund (the “Fund” or the “Trust”) was organized as a Delaware statutory trust on May 25, 2012 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund is non-diversified. The Fund’s investment advisor is Bluerock Fund Advisor, LLC (the “Advisor”). The Fund’s primary investment objective is to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in real estate industry securities, primarily in income producing equity and debt securities.

The Fund currently offers Class A, Class C, Class I, Class L and Class M shares. Class A shares commenced operations on October 22, 2012 and are offered at net asset value plus a maximum sales charge of 5.75%. Class A shareholders who tender for repurchase Class A shares that were purchased in amounts of $1,000,000 or more that have been held less than one year (365 days) from the purchase date will be subject to an early withdrawal charge of 1.00% of the original purchase price. Class C and Class I shares commenced operations on April 1, 2014 and are offered at net asset value. Class C shares are subject to an early withdrawal charge of 1.00% if redeemed less than 365 days after purchase. Class L shares commenced operations on June 1, 2017 and are offered at net asset value plus a maximum sales charge of 4.25%. The Fund registered the offering of its Class M shares on February 1, 2020, however as of June 30, 2021 no such shares have been issued. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing shareholder service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its shareholder service and/or distribution plans. The Fund’s income, expenses (other than class specific shareholder service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SUMMARY OF Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 "Financial Services – Investment Companies.”

A. Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the last bid price. Debt securities, including restricted securities, are valued based on evaluated prices received from a third party pricing vendor or from brokers who make markets in such securities. Debt securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The Fund may invest a portion of its assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end investment companies and exchange traded funds (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets/liabilities at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values (“NAV”) as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Valuation of Private Real Estate Securities – The Fund invests a significant portion of its assets in Private Real Estate Securities (“Private Funds”), which includes securities that invest in real estate assets (“Private REITs”) and securities that invest in debt instruments secured or otherwise supported by real estate assets (“Private Debt”). The Private Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with ASC 820-10, the Fund has elected to apply the practical expedient or its equivalent, and to value its investments in Private Funds at their respective NAVs at each quarter. For non-calendar quarter-end days, the Valuation Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each Private REIT by the change in a proprietary benchmark that the Valuation Committee has deemed to be representative of the entire Private REIT market. For Private Debt, the Fund accrues income on a daily basis for each Private Debt investment. As of June 30, 2021, all of the Fund’s investments in Private Funds were valued at their respective NAVs.

Valuation of Public Non-Traded Equity Real Estate Securities – The Fund may invest a portion of its assets in Public Non-Traded Equity Real Estate Securities (“Public Non-Traded ERES”). The Public Non-Traded ERES do not report periodic NAVs with enough frequency to be valued using the practical expedient. The Valuation Committee determines the fair value of Public Non-Traded ERES on a daily basis by considering various factors such as the most recent published NAV, the transaction price, secondary market trades, shareholder redemption and dividend reinvestment programs, and potential illiquidity discounts.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of input are:

Level 1 - Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2021, maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2021 for the Fund's assets measured at fair value:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Private Real Estate Securities (Measured at net asset value)(a)	$–	$–	$–	$2,301,208,789
Public Non-Traded Real Estate Investment Trusts	–	–	425,780	425,780
Publicly Traded Real Estate Investment Trusts	53,637,198	–	–	53,637,198
Real Estate Debt Securities	–	244,124,167	–	244,124,167
Preferred Real Estate Securities	14,224,646	–	–	14,224,646
Short Term Investments	56,957,181	–	–	56,957,181
Total	$124,819,025	$244,124,167	$425,780	$2,670,577,761

(a)	In accordance with ASC 820-10, investments that are measured at fair value using the NAV per share (or its equivalent), practical expedient, have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

B. Other Investment Vehicles – The Fund may invest in other investment vehicles such as exchange traded funds (“ETFs”), index funds, closed-end funds and mutual funds. Such funds are bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an investment vehicle to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning such investment vehicles generally reflect the risks of owning the underlying securities they are designed to track, although any lack of liquidity could result in it being more volatile. Additionally, such investment vehicles have fees and expenses that reduce their value relative to their underlying holdings.